UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2008

NYMEX Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33149	13-4098266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North End Avenue, World Financial Center, New York, NY	10282-1101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 299-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 22, 2008, CME Group, Inc. (“CME Group”) issued a press release announcing the closing of the merger of NYMEX Holdings, Inc. with and into CMEG NY Inc., a wholly owned subsidiary of CME Group, effective as of 9:00 A.M. (New York time).

A copy of the press release is attached here at Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release, dated August 22, 2008, issued by CME Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYMEX Holdings, Inc.

By:	/s/ Richard Kerschner
Richard Kerschner
General Counsel

Date: August 22, 2008

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release, dated August 22, 2008, issued by CME Group.

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